Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Netta Jagpal, the Chief Financial Officer of InMed Pharmaceuticals Inc. (the “Company”), hereby certify that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024

/s/ Netta Jagpal
Name:	Netta Jagpal
Title:	Chief Financial Officer